Exhibit 10.83

Translated from Japanese

Agreement on Change to Loan Contract

June 30, 2009	Put here a \200 Revenue stamp

To: Sumitomo Mitsui Banking Corporation

Debtor	Address: 11F Nishi-Shinjuku Showa Bldg., 13-12 Nishi-Shinjuku 1-chome, Shinjuku-ku, Tokyo
Name:	Global Hotline, Inc., President & CEO, Hideki Anan <Corporate Seal>
Joint	Address: 13-10, Yoyogi 3-chome, Shibuya-ku, Tokyo,
Surety	Name:	Hideki Anan
Hypothecator	Address:
Name:
Registered seal for Payment Account or Signature/ Security code
Please affix Seal only if changing the account

The principal of the debt \100,000,000 (current balance \63,348,000)under the Loan Agreement that it signed between Sumitomo Mitsui Banking Corporation on June 19, 2009 (including the (notarized) Loan Agreement, hereinafter “The Original Agreement”) and the contents of all the obligations pertaining to it have been changed as follows: However, except for the following changes, each clause of The Original Agreement shall be observed and the Joint Surety shall continue to secure the obligation jointly with the Debtor pursuant to the revised contents after this agreement has been signed. Also, the Hypothecator shall consent to these changes without objection.

Clause	No	BEFORE CHANGE		AFTER CHANGE
Final Due	(1)	June 19, 2012		September 30, 2009
(Note) Put amount for equal install- ment, princi- pal, equal principal payment, or other principals (Cross out the number if unnecessary)	(2)	Payment method	(Principal Equal Payment), Equal Installment, Others	Payment method	Principal Equal Payment, Equal Installment, (Others)
	(3)	Due every Installment	Every month ¥ 1,666,000	First Payment	September 30, 2009 \63,348,000
		Detailed payment methods for unequal or other payment		Second and later payment	Starting ________( mm/yy) on every ______(dd) ____m(s). \_______________________(over times)
				Detailed payment methods for unequal or other payment
		Last Payment	¥ 1,706,000	Last Payment	\__________________________
Interest payment & intervals (incl. grace period)	4	Due on	_______ (dd) every ____m(s).	First Payment	mm/dd/yy
		Other payment rules		Second and later payment	Starting ________( mm/yy) on every ______(dd) ____m(s).
Debit Date (on holiday)	5	If payment due falls on a holiday, the amount will be debited on * (the previous / following) day		If payment due falls on a holiday, the amount will be debited on * (the previous / following) day
Payment account	6	* (current/ordinary)	Acct. No.	*(current/ordinary)	Acct. No
Others	7

<Note> Please circle the numbers of the items to change and cross out those unchanged. Where * is placed, please circle what applies. Under the columns of BEFORE CHANGE please fill in the current terms and conditions of the Agreement. (In the case of Equal Installment please put the total of principal and interest at the current interest rate as the payment amount.)

-------------------------------------------For Bank Use---------------------------------------------------------

Branch No.	0223	Middle/Back						Front
Loan Acct. No.	02000350	Verification	Person in Charge	Debtor’s seal checked	Surety’s seal checked	Hypothecator’s seal checked	Acct.t Seal check	Loan objective agreed	Copy w/ info. checked	Will of surety checked
Activity No.	91320
Admin. Branch No.	2233							Cross out if corporation
Admin. Branch Name	Nakano

To: Global Hotline, Inc           2009/6/16/14:41

Revenue stamp (Format 1-3)

1	Current Loan rate	3.975%	New Rate	4.250% (Basic interest rate + 2.775%)	Basic Interest Rate	Bank use
					(1.) B’s short-term prime rate 2. Long-term loan rate linked to B’s short-term prime rate 3.	(Activity No.) 00091320
			Starting on:	July 1, 2009
	Loan Details		Category	Contract date/Loan date/Due	Amount (or Activity No.)	(Others)
			1. Loan on bill 2. Loan on deeds 3. Overdraft 4. Special overdraft 5.Overdraft(bank line) 6. ( )	(Contract date or Loan date) June 19, 2007	(Current balance or current limit) ¥ 63,348,000 (Put ¥ before figure)
				(Due on) September 30, 2009	(Activity No. for Loan on bill or Special overdraft)
2	Current Loan rate	%	New Rate	% (Basic interest rate + %)	Basic Interest Rate	Bank use
					1. B’s short-term prime rate 2. Long-term loan rate linked to B’s short-term prime rate 3.	(Activity No.)
Starting on:
	Loan Details		Category	Contract date/Loan date/Due	Amount (or Activity No.)	(Others)
			1. Loan on bill 2. Loan on deeds 3. Overdraft 4. Special overdraft 5.Overdraft(bank line) 6. ( )	(Contract date or Loan date)	(Current balance or current limit) ¥__________ (Put ¥ before figure)
				(Due on)	(Activity No. for Loan on bill or Special overdraft)
3	Current Loan rate	%	New Rate	% (Basic interest rate + %)	Basic Interest Rate	Bank use
					1. B’s short-term prime rate 2. Long-term loan rate linked to B’s short-term prime rate 3.	(Activity No.)
Starting date:
	Loan Details		Category	Contract date/Loan date/Due	Amount (or Activity No.)	(Others)
			1. Loan on bill 2. Loan on deeds 3. Overdraft 4. Special overdraft 5.Overdraft(bank line) 6. ( )	(Contract date or Loan date)	(Current balance or current limit) ¥___________ (Put ¥ before figure)
				(Due on)	(Activity No. for Loan on bill or Special overdraft)
4	Current Loan rate	%	New Rate	% (Basic interest rate + %)	Basic Interest Rate	Bank use
					1. B’s short-term prime rate 2. Long-term loan rate linked to B’s short-term prime rate 3.	(Activity No.)
Starting on:
	Loan Details		Category	Contract date/Loan date/Due	Amount (or Activity No.)	(Others)
			1. Loan on bill 2. Loan on deeds 3. Overdraft 4. Special overdraft 5.Overdraft(bank line) 6. ( )	(Contract date or Loan date)	(Current balance or current limit) ¥___________ (Put ¥ before figure)
				(Due on)	(Activity No. for Loan on bill or Special overdraft)

Note 1: For “Starting date” please put the first date of the period of time during which the new rate is applied for the first time for interest calculation.

Note 2: For “Category” please circle the one that applies.

Note 3: In the case of Overdraft, Special overdraft, or Overdraft (Bank Line) please put the original contract date in the column of “Contract Date” and put the current limit amount in the column of “Current Balance”/

Note 4: In the case of Loan on bill, please cross out the “Current Balance” column and also put the activity No. shown on the already delivered interest calculation document.

Note 5: If there are more than one Special Overdrafts, please fill in the columns for each case in addition to items mentioned in Note 3. Please cross out the “Current Balance” column and also put the activity No. shown on the already delivered interest calculation document.

The End of Document